As Filed with the United States Securities and Exchange Commission on June 20, 2007.

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
June 6, 2007
Date of Report (Date of Earliest Event Reported)
MID-AMERICA BANCSHARES, INC.
(Exact name of Registrant as specified in its charter)

Tennessee (State or Other Jurisdiction of Incorporation)	000-55212 (Commission File Number)	16-1754596 (IRS Employer Identification No.)

2019 Richard Jones Road, Nashville, Tennessee (Address of Principal Executive Offices)	37215 (Zip Code)
(615) 690-5800
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Ex-3.(i)(a) Articles of Amendment to Registrant's Charter
Ex-10.1 First Amended and Restated 2006 Omnibus Equity Incentive Plan
Ex-10.2 Second Amended and Restated Change of Control Agreement With Gary L. Scott
Ex-10.3 Second Amended and Restated Control Agreement With David Major
Ex-10.4 Second Amended and Restated Control Agreement With James S. Short
Ex-10.5 Second Amended and Restated Control Agreement With Jason K. West
Ex-10.7 Gary L. Scott Business Protection Agreement
Ex-10.8 David Major Business Protection Agreement
Ex-10.9 James S. Short Business Protection Agreement
Ex-10.10 Jason K. West Business Protection Agreement

Section 5 – Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) Registrant has amended and restated its Mid-America Bancshares, Inc. 2006 Omnibus Equity Incentive Plan (“Omnibus Plan”) to amend Article 12 (the only affected Article). This plan is included in this filing as Exhibits 10.1. Because the plan has been amended and restated, it replaces prior Exhibit 10.1. Registrant has also agreed to change the vesting of restricted shares issued to the below-named executive officers from a one-time vesting after ten years to incremental vesting of 10% per year in each of the ten years from the date of the award. The said restricted shares were issued under the Omnibus Plan.
Registrant has also amended and restated the change of control agreements that it has with its executive officers (Messrs. Gary L. Scott, Chairman and CEO, David Major, President, James S. Short, Executive Vice President and Chief Risk Officer, and Jason K. West, Executive Vice President and Chief Financial Officer). These agreements replace the prior agreements on the same subject previously signed by these officers. These agreements are included in this filing as Exhibits 10.2 through 10.5. In addition, Registrant has entered into certain Business Protection Agreements with such officers. These agreements are included in this filing as Exhibits 10.7 through 10.10. All of the specified agreements have been executed effective June 18, 2007.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Registrant filed Articles of Amendment to its charter on June 6, 2007. The sole purpose of the amendment was to change the address of the Registrant’s registered office to 2019 Richard Jones Road, Nashville, Tennessee 37215. A copy of this amendment is attached as Exhibit 3(i)(a) and Exhibit 4.1(a). The Registrant’s primary telephone number has also been changed to (615) 690-5800.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits. The exhibits to this Current Report are being filed pursuant to Item 5.02(e) and Item 5.03. Unless otherwise noted, the exhibits to this Report are included in this filing and they are:

Exhibit Number	Description of Exhibit
3(i)(a)	Articles of Amendment to Registrant’s Charter.

4.1(a)*	Articles of Amendment to Registrant’s Charter.

10.1**	First Amended and Restated Mid-America Bancshares, Inc. 2006 Omnibus Equity Incentive Plan.

10.2**	Second Amended and Restated Change of Control Agreement between the Registrant and Gary L. Scott.

Exhibit Number	Description of Exhibit
10.3**	Second Amended and Restated Change of Control Agreement between the Registrant and David Major.

10.4**	Second Amended and Restated Change of Control Agreement between the Registrant and James S. Short.

10.5**	Second Amended and Restated Change of Control Agreement between the Registrant and Jason K. West.

10.7	Business Protection Agreement between the Registrant and Gary L. Scott.

10.8	Business Protection Agreement between the Registrant and David Major.

10.9	Business Protection Agreement between the Registrant and James S. Short.

10.10	Business Protection Agreement between the Registrant and Jason K. West.

*	Incorporated by reference to Exhibit 3(i)(a).

**	Replaces prior exhibit of the same number.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-AMERICA BANCSHARES, INC.
June 19, 2007	By:	/s/ David Major
David Major, President